March 2006 Nasdaq: PSAI Exhibit 99.1

A Message from our Lawyers
“Forward looking statements made in this
presentation involve a number of risks and
uncertainties, including, but not limited to,
changes in government regulation and health
care reforms, ability to execute the Company’s
strategic programs, ability to improve accounts
receivable collections, changing economic and
market conditions and other risk factors
detailed in the Company’s Securities and
Exchange Commission filings. For a complete
list of forward looking statements, please refer
to our Form 10-Ks and 10-Qs as filed with the
Securities and Exchange Commission.”

Presentation Overview
Who We Are
Who We Are
Investment Highlights
Investment Highlights
Market Opportunity
Market Opportunity
Growth Strategy
Growth Strategy
Key Financials
Key Financials
Summary
Summary

WHO WE ARE WHO WE ARE

Who We Are
PSA is the leading provider of pediatric home
health care and related services for medically
fragile infants and children.  We provide services
through a network of over 100 branch offices in
19 states. Through these offices PSAI provides a
combination of services, including pediatric
private duty nursing (PDN), pediatric day
treatment centers (PPEC) and respiratory
therapy equipment and services
(RTES) for both pediatric
and adult patients.

Business Overview - Pediatric PDN
Pediatric Private Duty Nursing (PDN)
Our mission is to be the leader in providing
high quality, cost-effective pediatric home care
to our patients and their families, through an
outcomes based clinical team approach
49 Locations in 17 states caring for over 2,000
patients
FY 2005 Net Revenue of $103.5 million
representing 60% of PSAI Revenue

Business Overview - Pediatric PDN-
cont’d.
Pediatric Private Duty Nursing (PDN)
FY 2005 Contribution Margin of $12.1 million
As of September 30, 2005, our registry had
approximately 3,200 licensed or credentialed
nurses and therapists
Children have unique, physical, psycho-social
and developmental needs requiring specialized
care

PDN Locations
WEST
California (2)
Oregon (1)
Washington (2)
Colorado (3)
MIDWEST
Illinois (1)
Louisiana (2)
Texas (3)
SOUTHEAST
Georgia  (4)
Florida (10)
South Carolina (1)
North Carolina (6)
EAST
Massachusetts (1)
New Jersey (3)
New York (1)
Pennsylvania (6)
Connecticut (1)
Virginia (2)
Team Assistance Center (TAC)

Business Overview - PPEC Day
Treatment Centers
Prescribed Pediatric Day Treatment
Prescribed Pediatric Day Treatment
Centers (PPEC)
Centers (PPEC)
Our mission is to be the leader in providing
high quality, cost-effective center based care
to our pediatric patients and their families,
through an outcomes based clinical team
approach
9 locations in 3 states caring for
approximately 250 patients
FY 2005 Net Revenue of $10.6 million
representing 6% of PSAI Revenue

Business Overview - PPEC Day
Treatment Centers – cont’d.
Prescribed Pediatric Day Treatment
Prescribed Pediatric Day Treatment
Centers (PPEC)
Centers (PPEC)
FY 2005 Contribution Margin of $2.1
million
Developmentally stimulating environment
that offers medical care, speech,
occupational and physical therapy
Cost effective approach to meeting family
needs
Children with complex medical conditions
spend approx. 20-40 hours per week at the
center

PPEC Locations SOUTHEAST Florida (4) Georgia (4) North Carolina (1) Team Assistance Center (TAC)

Profile of Patients in Our Care –
PDN/PPEC
Very Low Birth Weight (< 1500 grams)
Low Birth Weight (< 2,500 grams)
23 - 37 weeks gestation
Chronic lung disease
Oxygen dependency
Cardiac abnormalities
500,000 new pre-term
babies are born each year
Source: National Vital Statistics – Final Data for 2003

Profile of Patients in Our Care
–
PDN/PPEC – cont’d.
Orthopedic and Cardiac
conditions
Nutritional diseases/disorders
Neurological disorders
Cancers and pathogens
Genetic diseases and
conditions
Injuries and abuse
Post Surgical Care/Therapy

Business Overview - RTES
Respiratory Therapy and Home Medical
Equipment Services (RTES)
Our mission is to be the leader in providing
high quality, cost-effective respiratory therapy
products and services to our adult patients,
pediatric patients and their families, through an
outcomes based clinical team approach
45 locations in 13 states caring for over 12,000
patients, 50% of whom are adult patients and
50% pediatric patients
FY 2005 Net Revenue of $58.0 million
representing 34% of PSAI Revenue
FY 2005 Contribution margin of $8.0 million

Business Overview – RTES –
cont’d.
Respiratory Therapy and Home
Medical Equipment Services (RTES)
Supporting our pediatric mission while
focused on growing adult oxygen business
Primary focus on ventilators, oxygen
services, diagnostic and monitoring services
Focus on unit dose medication services
Staffed by licensed respiratory care
practitioners providing education, training
and professional care

RTES Locations
RTES Locations
WEST
Colorado (11)
MIDWEST
Arkansas (3)
Illinois (1)
Louisiana (4)
Texas (1)
SOUTHEAST
Alabama (2)
Florida (6**)
Georgia (3)
North Carolina (9)
EAST
New Jersey (1)
New York (2)
Pennsylvania (1)
Virginia (1)
Team Assistance Center (TAC)
** Includes Unit Dose Medication Services

INVESTMENT HIGHLIGHTS INVESTMENT HIGHLIGHTS

Investment Highlights
A clarified strategic path
Brand name recognition in pediatric home healthcare
Growing home healthcare industry
Cost-effective alternative to hospitalization
Significant competence in reimbursement
$40+ million of growth capital available as a result of the
divestiture of the Pharmacy business to Accredo Health for $72
Million
Debt-free balance sheet as of 12/31/05

2005 Accomplishments
Successful execution of strategic review while
delivering solid operating results
Pharmacy business divestiture allowing for a more
disciplined focus on PSAI’s core competency in
pediatric private duty nursing (PDN)
Key management team additions, especially the
strengthening of our M&A team
Fully compliant with Section 404 of Sarbanes
Oxley Act as of FY 2005

2005 Accomplishments – cont’d.
Record full-year nursing hours staffed
Record full-year cash collections
Retirement of all outstanding debt (as of 12/31/05)
Termination of credit facility two years prior to
expiration due to strong liquidity position

MARKET OPPORTUNITY MARKET OPPORTUNITY

Home Healthcare Market
Opportunity - Pediatrics
In 2003, for the 19 states we are in, the annual
Medicaid  spending for home health care and
home-based waiver programs exceeded $13 billion
Approx. 4 million annual births in the U.S. with
more than 14% born prematurely fuels growth
Home care is the most cost-effective method of
continuing health care for infants and children
Cost of 24-hour home nursing is typically $800 - $900
Cost of NICU or PICU is $3,000 - $4,000 per day
Source: National Vital Statistics

GROWTH STRATEGY GROWTH STRATEGY

Acquisition Strategy – PDN/PPEC
Initial focus on building density in key states where PSAI
currently operates
Highly fragmented acquisition opportunities
Target acquisitions in the range of $2 million to $25 million
Defined pricing levels of 3 to 5X trailing pro forma
EBITDA
Defined integration methodology
Organizational alignment

Organic Growth Strategy
Build pediatric PDN start-ups in key states where PSAI currently operates
Roll-out of outcome tools within pediatric PDN in order to enhance home nursing value proposition
Execution of PDN nurse recruitment strategies – significant number of nurse recruiters added in 2005; expect traction in 2006
Assist states with identifying access to permanent PPEC funding; and
in NC expanding the pilot program state-wide
Monitor Georgia PPEC competitive situation
Maximize profitability of respiratory therapy equipment and services
(RTES) by growing the adult high tech respiratory segment of the business

KEY FINANCIALS KEY FINANCIALS

Net Revenue Mix by Segment – Continuing Operations PPEC 6% RTES 34% PDN 60% For the 12-months ended September 30, 2005

PDN Revenue by Payor and Age Medicaid Medicare Commercial/Pvt Pay 37% 62% 1% 25% 15% 21% 13% 26% Age <2 Age 3 - 6 Age 11 - 17 Age 7 - 10 Age 18+

PPEC Revenue by Payor and Age Medicaid Medicare Commercial/Pvt Pay 9% 91% 52% 46% Age 3 - 6 Age <2

Medicaid Medicare Commercial/Pvt Pay RTES Revenue by Payor and Age 30% 27% 43% Age <2 20% Age 18+ 50% Age 3 - 6 Age 7 - 10 Age 11 - 17 13% 9% 8%

Net Revenue Growth – Continuing Operations 145 150 155 160 165 170 175 FY '03 FY '04 FY '05 $ Million $155.8 $162.6 $172.2

Segment Financial Performance –
Continuing Operations
50.6% 50.6% 70.0% 70.0% 95.1% 95.1% 35.6% 35.6% Gross Margin % Gross Margin %
49.2% 49.2% 66.9% 66.9% 94.3% 94.3% 34.7% 34.7% Gross Margin % Gross Margin %
Total Total RTES RTES PPEC PPEC PDN PDN
FY ’05
FY ’05
($ Million)
($ Million)
FY ’04
FY ’04
$ 162.6 $ 162.6 $55.9 $55.9 $8.5 $8.5 $98.2 $98.2 Revenue Revenue
$82.2 $82.2 $39.1 $39.1 $8.1 $8.1 $35.0 $35.0 Gross Margin $ Gross Margin $
$19.1 $19.1 $8.7 $8.7 $0.7 $0.7 $9.7 $9.7 Contribution Margin $ Contribution Margin $
11.7% 11.7% 15.5% 15.5% 8.7% 8.7% 9.9% 9.9% Contribution Margin % Contribution Margin %
12.9% 12.9% 13.8% 13.8% 20.0% 20.0% 11.7% 11.7% Contribution Margin % Contribution Margin %
$22.2 $22.2 $8.0 $8.0 $2.1 $2.1 $12.1 $12.1 Contribution Margin $ Contribution Margin $
$84.7 $84.7 $38.8 $38.8 $10.0 $10.0 $35.9 $35.9 Gross Margin $ Gross Margin $
$ 172.2 $ 172.2 $58.0 $58.0 $10.6 $10.6 $103.5 $103.5 Revenue Revenue

Segment Financial Performance –
Continuing Operations
Q1 FY ‘06
Q1 FY ‘06
($ Million)
($ Million)
PDN
PDN
PPEC
PPEC
RTES
RTES
Total
Total
Revenue Revenue $25.4 $25.4 $2.6 $2.6 $14.3 $14.3 $42.2 $42.2
Gross Margin $ Gross Margin $ $8.6 $8.6 $2.4 $2.4 $9.7 $9.7 $20.7 $20.7
Gross Margin % Gross Margin % 33.9% 33.9% 94.4% 94.4% 67.8% 67.8% 49.0% 49.0%
Contribution Margin $ Contribution Margin $ $2.7 $2.7 $0.4 $0.4 $2.1 $2.1 $5.1 $5.1
Contribution Margin % Contribution Margin % 10.5% 10.5% 15.2% 15.2% 14.3% 14.3% 12.1% 12.1%
FY ‘05
FY ‘05
Revenue Revenue $103.5 $103.5 $10.6 $10.6 $58.0 $58.0 $172.2 $172.2
Gross Margin $ Gross Margin $ $35.9 $35.9 $10.0 $10.0 $38.8 $38.8 $84.7 $84.7
Gross Margin % Gross Margin % 34.7% 34.7% 94.3% 94.3% 66.9% 66.9% 49.2% 49.2%
Contribution Margin $ Contribution Margin $ $12.1 $12.1 $2.1 $2.1 $8.0 $8.0 $22.2 $22.2
Contribution Margin % Contribution Margin % 11.7% 11.7% 20.0% 20.0% 13.8% 13.8% 12.9% 12.9%

Balance Sheet Statistics
($ Million) 9/30/04 9/30/05 12/31/05
Cash $  8.2 $  19.0 $  64.3
A/R 28.5 26.2 25.8
PP&E 9.7 10.2 10.3
Assets Held for Sale 27.1 26.7 -
Total Assets $129.0                    $129.2 $149.9
Current Liabilities $  26.7 $   24.5 $  39.8
Long Term Debt 20.4 20.4
Total Stockholders’ Equity $  66.5                   $   73.6 $  98.3

SUMMARY SUMMARY

Summary
A clarified strategic path
Brand name recognition in pediatric home healthcare
Growing home healthcare industry
Cost-effective alternative to hospitalization
Significant competence in reimbursement
$40+ million of growth capital available for PDN/PPEC
Acquisitions
Keen focus on improving RTES efficiency and profitability
Debt-free balance sheet as of 12/31/05

Nasdaq: PSAI March 2006